UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022 (April 22, 2022)

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 Cutter Mill Road

Suite 322

Great Neck NY 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SGLY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 22, 2022, Singularity Future Technology Ltd. (the “Company”) held its annual meeting of shareholders for its fiscal year ended June 30, 2021 (the “Annual Meeting”). Shareholders of an aggregate of 7,963,184 shares of common stock of the Company, constituting 36.22% of the aggregate number of votes entitled to cast at the meeting were present in person or represented by proxy at the meeting. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of One Class III Director

The following nominee was elected as Class III Director to serve on the Board of Directors until the annual meeting of shareholders for the fiscal year of 2024 or until his successor is duly elected and qualified.

	For	Withhold	Abstain / Broker Non-Votes
John F. Levy	5,636,949	63,654	2,262,581

2.	Shareholders ratified the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

For	Against	Abstain
7,888,095	66,742	8,347

3.	Shareholders approved a nonbinding advisory on compensation of named executive officers.

For	Against	Abstain	Broker Non-Votes
4,653,214	65,180	982,209	2,262,581

4.	Shareholders approved, on an advisory, non-binding basis, the frequency of advisory votes on named executive officer compensation.

Every Year	Every Two Years	Every Three Years	Abstain
4,654,097	3,454	61,688	981,364

5.	Any other business properly coming before the meeting.

For	Against	Abstain	Broker Non-Votes
4,634,226	83,556	982,821	2,262,581

Item 8.01 Other Events

At the shareholder meeting, the Company’s Chief Executive Officer Yang JIE provided an update on the status of its mining equipment sale agreement.

As filed on January 11, 2022, the Company’s joint venture, Thor Miner Inc (“Thor”), entered into a Purchase and Sale Agreement with SOS Information Technology New York Inc. (the “Buyer”). Pursuant to the Purchase and Sale Agreement, Thor agreed to sell and the Buyer agreed to purchase certain cryptocurrency mining hardware and other equipment. Thor and the Buyer agreed that the Buyer shall make payment equal to 50% of the total purchase price within 5 days after the execution of the Purchase and Sale Agreement, and the remaining 50% for each order shall be paid at least seven (7) calendar days before the shipment. On January 14, 2022, Thor received the advanced payment of $40,000,000 for the first order.

Mr. JIE confirmed that the first batch from the first order is in the process of being delivered to the Buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2022

SINGULARITY FUTURE TECHNOLOGY LTD.

By:	/s/ Yang Jie
Name:	Yang Jie
Title:	Chief Executive Officer

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